                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

     Each director and/or officer of Dominion Homes, Inc. (the "Corporation") whose signature appears below hereby appoints Douglas G. Borror and Peter J. O'Hanlon as the undersigned's attorneys, or either of them individually as the undersigned's attorney, to sign, in the undersigned's name and behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Corporation's Annual Report on Form 10-K (the "Form 10-K") for the fiscal year ended December 31, 2003, and likewise to sign and file with the Commission any and all amendments to the Form 10-K, and the Corporation hereby also appoints such persons as its attorneys-in-fact and each of them as its attorney-in-fact with like authority to sign and file the Form 10-K and any amendments thereto granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or the undersigned's substitute may do by virtue hereof.

     IN WITNESS WHEREOF, we have hereunto set our hands this 15th day of March, 2004.

Signature                                  Title
---------                                  ------
/s/ Donald A. Borror                       Chairman Emeritus
-------------------------------
Donald A. Borror

/s/ Douglas G. Borror                      Chairman and Chief Executive Officer
-------------------------------            (Principal Executive Officer)
Douglas G. Borror

/s/ Jon M. Donnell                         President, Chief Operating Officer and Director
-------------------------------
Jon M. Donnell

/s/ Peter J. O'Hanlon                      Senior Vice President - Finance and Chief
-------------------------------            Financial Officer (Principal Financial Officer
Peter J. O'Hanlon                          and Principal Accounting Officer)

/s/ David S. Borror                        Corporate Executive Vice President and Director
-------------------------------
David S. Borror

                                           Director
-------------------------------
Pete A. Klisares

/s/ Gerald E. Mayo                         Director
-------------------------------
Gerald E. Mayo

/s/ Carl A. Nelson, Jr.                    Director
-------------------------------
Carl A. Nelson, Jr.

/s/ Zuheir Sofia                           Director
-------------------------------
Zuheir Sofia

/s/ C. Ronald Tilley                       Director
-------------------------------
C. Ronald Tilley